                                                                    EXHIBIT 23.2

                                     CONSENT

         I hereby consent to the inclusion of my name and biographical information in the Management Section of Amendment No. 1 to the Registration Statement on Form S-2 (Registration No. 333-35544) of Stockwalk.com Group, Inc. and any and all further amendments filed by the registrant on such Registration Statement.
                                                       /s/ John E. Feltl
                                                       -------------------------
                                                                   John E. Feltl

                                                                   June 23, 2000































                                 Exhibit 23.2-1